UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 Emperor Boulevard, Suite 400

Durham, North Carolina 27703

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (919) 237-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.001 per share	AERI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 11, 2020, Murray Goldberg retired as a member of, and resigned from, the Board of Directors the (“Board”) of Aerie Pharmaceuticals, Inc. (the “Company”), effective as of 8:00 am on June 11, 2020. Mr. Goldberg’s retirement and resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company; Mr. Goldberg’s retirement and resignation was made in accordance with the Company’s Corporate Governance Guidelines, which requires that directors retire and resign from the Board upon reaching the age of seventy-five (or, if such director was elected prior to their 75th birthday, then upon the annual stockholders meeting coincident with or next following their 75th birthday). The Company expresses its appreciation for Mr. Goldberg’s service as a member of the Board. In connection with Mr. Goldberg’s retirement and resignation, the Board approved a decrease in the size of the Board from nine members to eight members.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders of the Company, held on June 11, 2020, the Company’s stockholders considered and voted upon the following proposals:

Proposal 1:	Elections of Directors.

By vote reflected below, each of the directors nominated was elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Vicente Anido, Jr., Ph.D.	34,006,464	379,274	4,480,619
Benjamin F. McGraw, III, Pharm.D.	34,046,296	339,442	4,480,619
Julie McHugh	30,983,413	3,402,325	4,480,619

Proposal 2:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

By vote reflected below, the appointment of PricewaterhouseCoopers LLP was ratified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,650,868	192,277	23,212	0

Proposal 3:	To approve, by a non-binding vote, the compensation of our named executive officers (“say-on-pay”).

By vote reflected below, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,424,366	1,899,414	61,958	4,480,619

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: June 15, 2020	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer